UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08788
                                   ----------

                  TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
               --------------------------------------------------
              (Exact name of registrant as specified in charter)


              500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 3/31/06
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                               MARCH 31, 2006
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     ANNUAL REPORT                                INTERNATIONAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              TEMPLETON RUSSIA AND
                            EAST EUROPEAN FUND, INC.

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    Franklin  o  TEMPLETON  o  Mutual Series

FRANKLIN TEMPLETON INVESTMENTS

GAIN FROM OUR PERSPECTIVE(R)

                             Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE        Each of our portfolio management groups operates
                             autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                             FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                             TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                             MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION         Because our management groups work independently
                             and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST    At Franklin Templeton Investments, we seek to
                             consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
Not part of the annual report

CONTENTS

ANNUAL REPORT

Templeton Russia and East European Fund, Inc. .............................    1

Performance Summary .......................................................    6

Important Notice to Shareholders ..........................................    8

Financial Highlights and Statement of Investments .........................    9

Financial Statements ......................................................   12

Notes to Financial Statements .............................................   15

Report of Independent Registered Public Accounting Firm ...................   22

Tax Designation ...........................................................   23

Annual Meeting of Shareholders ............................................   25

Dividend Reinvestment and Cash Purchase Plan ..............................   26

Board Members and Officers ................................................   28

Shareholder Information ...................................................   34

--------------------------------------------------------------------------------

ANNUAL REPORT

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Russia and East European Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments that are tied economically to Russia or East European countries.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 3/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Oil, Gas & Consumable Fuels                                                22.2%
Diversified Telecommunication Services                                     17.4%
Metals & Mining                                                            16.7%
Commercial Banks                                                           11.0%
Electric Utilities                                                         10.4%
Pharmaceuticals                                                             9.4%
Automobiles                                                                 3.8%
Chemicals                                                                   3.5%
Wireless Telecommunication Services                                         2.5%
Other                                                                       2.4%
Short-Term Investments & Other Net Assets                                   0.7%

Dear Shareholder:

We are pleased to bring you Templeton Russia and East European Fund's annual report for the fiscal year ended March 31, 2006.

PERFORMANCE OVERVIEW

Templeton Russia and East European Fund posted one-year cumulative total returns of +130.61% in market price terms and +80.17% based on change in net asset value. In comparison, the Morgan Stanley Capital International (MSCI) Russia Index posted a +111.21% cumulative total return, and the MSCI Emerging Markets
(EM) Eastern European Index posted a +69.52% cumulative total return in U.S. dollars for the same period. 1 In line with our long-term investment strategy, we are pleased with our long-term results. For the 10-year period ended March 31, 2006, the Fund delivered cumulative total returns of +1,035.16% in market price terms and +997.24% in net asset value terms, compared with the +1,631.01% and +268.23% cumulative total

1. Source: Standard & Poor's Micropal. The MSCI Russia Index is market capitalization weighted and measures total returns of equity securities in Russia. The MSCI EM Eastern European Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Eastern European emerging markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Past performance does not guarantee future results.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


                                                               Annual Report | 1
returns of the MSCI Russia Index and the MSCI EM Eastern European Index over the same period. 2 Please note that index performance information is provided for reference. We do not attempt to track the indexes but rather undertake investments on the basis of fundamental research. You can find the Fund's performance data in the Performance Summary beginning on page 6.

ECONOMIC AND MARKET OVERVIEW

Russia's gross domestic product (GDP) grew 6.4% in 2005. 3 Although the growth rate was slower than in 2004, the Russian economic recovery remained on track. Russia's economy, which relies heavily on its petroleum and natural gas industries, continued to benefit from high oil and other commodity prices. Strong commodity exports allowed Russia to repay $18.3 billion of its debt to the International Monetary Fund and the Paris Club (an organization of international creditors that provides debt relief to countries in need) ahead of schedule. 4 In 2006, Russia plans to retire another $12 billion in debt, thereby further reducing the country's debt servicing costs and strengthening the country's financial position overall. 5 Consumer price inflation declined to 10.9% in 2005 from 11.7% in 2004. However, inflationary pressures in the first two months of 2006 prompted the Russian central bank to raise short-term interest rates 50 basis points (100 basis points equal one percentage point) in March 2006. 6 This followed a 100 basis point cut in the bank's refinancing rate in December. All three major international ratings agencies, Fitch, Moody's and Standard & Poor's, raised Russia's credit ratings during the year, mainly due to continued political and macroeconomic stability, improved finances and sound debt management.

Hungary also continued to record healthy economic growth. GDP grew 4.3% in fourth quarter 2005, mainly due to robust exports. 7 This brought Hungary's full-year growth rate to 4.1% after reducing interest rates in the first half of 2005. 8 The central bank left interest rates unchanged in the latter half of 2005 as the Hungarian inflation outlook remained favorable. Hungary is expected to hold a non-binding referendum in 2008 on the adoption of the euro. The country's high budget deficit, however, continued to present a problem as it

2. As of 3/31/06, the Fund's 10-year average annual total returns were +27.50% based on market price and +27.07% based on net asset value, compared with the +32.99% and +13.92% average annual total returns of the MSCI Russia Index and the MSCI EM Eastern European Index for the same period. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Past performance does not guarantee future results.

3. Source: Federal State Statistics Office (Rosstat).

4. Source: "Russia prepared to pay entire foreign debt to Paris Club ahead of schedule," PRAVDA, 9/29/05.

5. Source: "Russia may repay to Paris Club $11-12 billion in July," PRIME-TASS BUSINESS NEWS AGENCY, 2/7/06.

6. Source: Central Bank of Russia.

7. Source: Hungarian Office of Statistics.

8. Source: Hungarian Central Bank.


2 | Annual Report
exceeded the maximum 3% of GDP limit set by the European Union. Concerns over the large budget deficit also led international ratings agency Fitch to downgrade Hungary's long-term foreign currency rating to BBB+ from A-.

Eastern European markets recorded strong gains during the fiscal year under review. An improved economic backdrop combined with a favorable inflation and interest rate outlook lifted investor confidence, and ample global liquidity further boosted stock market returns. Within the spectrum of Eastern European countries, the Russian market continued to outperform its peers by delivering triple-digit returns over the 12-month period.

INVESTMENT STRATEGY

Our investment strategy employs a company-specific, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we consider specific companies in the context of their sector and country. We perform in-depth research to construct an action list from which we construct the portfolio. Our emphasis is on value and not attempting to match or beat an index. During our analysis, we also consider a company's position in its sector, the economic framework and political environment.

MANAGER'S DISCUSSION

During the fiscal year under review, the Fund's performance, relative to the MSCI EM Eastern European Index, benefited from stock selection and an underweighted position in commercial banks. Leading Russian commercial bank Sberbank was the Fund's top contributor to performance. In 2005, Sberbank reported the highest increase in assets of any Russian bank on an absolute basis. By period-end, we reduced our exposure to Sberbank and realized a gain.

Stock selection in the automobiles and IT services sectors also contributed to the Fund's relative performance during the review period. Specific automobile sector stocks that contributed to performance included AvtoVAZ and GAZ Auto Plant (sold by period-end). In the software and services sector, the Fund benefited from no exposure to Prokrom Software and ComputerLand, which

TOP 10 EQUITY HOLDINGS
3/31/06

--------------------------------------------------------------------------------
COMPANY                                                             % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                            NET ASSETS
--------------------------------------------------------------------------------
LUKOIL, ADR                                                              11.8%
 OIL, GAS & CONSUMABLE FUELS, RUSSIA
--------------------------------------------------------------------------------
Sberbank RF                                                               9.8%
 COMMERCIAL BANKS, RUSSIA
--------------------------------------------------------------------------------
Cherepovets Mk Severstal                                                  8.4%
 METALS & MINING, RUSSIA
--------------------------------------------------------------------------------
Unified Energy Systems                                                    7.9%
 ELECTRIC UTILITIES, RUSSIA
--------------------------------------------------------------------------------
Egis RT                                                                   6.2%
 PHARMACEUTICALS, HUNGARY
--------------------------------------------------------------------------------
VolgaTelecom, Ord. & ADR                                                  5.8%
 DIVERSIFIED TELECOMMUNICATION
 SERVICES, RUSSIA
--------------------------------------------------------------------------------
Mining and Metallurgical Co.
Norilsk Nickel                                                            4.5%
 METALS & MINING, RUSSIA
--------------------------------------------------------------------------------
Sibirtelecom                                                              3.9%
 DIVERSIFIED TELECOMMUNICATION
 SERVICES, RUSSIA
--------------------------------------------------------------------------------
AvtoVAZ                                                                   3.7%
 AUTOMOBILES, RUSSIA
--------------------------------------------------------------------------------
Telekomunikacja Polska SA                                                 3.4%
 DIVERSIFIED TELECOMMUNICATION
 SERVICES, POLAND
--------------------------------------------------------------------------------


                                                               Annual Report | 3
were underperforming components of the broader benchmark index. However, the Fund's investment in RBC Information Systems (sold by period-end) was not an index component and positively affected performance. In addition, our decision to hold Chelyabinsk Pipe Works, which was also not in the index, helped Fund performance as the company made significant gains during the Fund's fiscal year.

Underweighted exposure to the energy sector and an overweighted stake in telecommunications services companies detracted from the Fund's relative performance. 9 On a stock specific basis, our underweighted exposure to LUKOIL and Gazprom detracted most from the Fund's relative performance as these stocks outperformed the index. Although the Fund purchased Gazprom shares during the reporting period, we did not add to our existing LUKOIL position, despite its 4-for-1 stock split, seeking to maintain the Fund's diversification requirements.

As we continued our search for stocks we believed were trading at attractive valuations, we made several additions to the portfolio. Among the Fund's largest additions were Mobile Telesystems, a leading Russian mobile services provider in the region, and Gazprom, one of the largest gas companies in the world in terms of reserves and production. Seeking to maintain portfolio diversification and to position the Fund to further benefit from Russia's strong economic growth, the Fund initiated new positions in Promstroibank St. Petersburg, a major bank with what we considered were good growth prospects; Oriflame Cosmetics, a cosmetics company with significant operations in Central and Eastern Europe; and Uralkaliy, the country's largest potash fertilizer producer.

9. The energy sector comprises oil, gas and consumable fuels in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.


4 | Annual Report

Due to strong market performance, valuations of some of our holdings became expensive in our assessment. As valuations met our sales targets, we divested our holdings in Hungarian oil company GAZ, MOL, RBC Information Systems and Rostelcom. We also reduced our exposure to Surgutneftegaz and realized a gain.

Thank you for investing in Templeton Russia and East European Fund. We welcome your comments and look forward to serving your future investment needs.

Sincerely,


[PHOTO OMITTED]        /s/ Mark Mobius

                       Mark Mobius
                       President and Chief Executive Officer -
                       Investment Management
                       Templeton Russia and East European Fund, Inc.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 5

PERFORMANCE SUMMARY AS OF 3/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------------
 SYMBOL: TRF                                                CHANGE             3/31/06          3/31/05
-----------------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                     +$20.33              $60.92           $40.59
-----------------------------------------------------------------------------------------------------------
 Market Price (NYSE)                                       +$36.76              $76.06           $39.30
-----------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (4/1/05-3/31/06)
-----------------------------------------------------------------------------------------------------------
 Short-Term Capital Gain                  $0.0675
-----------------------------------------------------------------------------------------------------------
 Long-Term Capital Gain                   $8.8503
-----------------------------------------------------------------------------------------------------------
     TOTAL                                $8.9178
-----------------------------------------------------------------------------------------------------------

PERFORMANCE 1

-----------------------------------------------------------------------------------------------------------
                                                            1-YEAR              5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------------
 Cumulative Total Return 2
-----------------------------------------------------------------------------------------------------------
    Based on change in NAV 3                                +80.17%            +578.86%         +997.24%
-----------------------------------------------------------------------------------------------------------
    Based on change in market price 4                      +130.61%            +924.29%       +1,035.16%
-----------------------------------------------------------------------------------------------------------
 Average Annual Total Return 2
-----------------------------------------------------------------------------------------------------------
    Based on change in NAV 3                                +80.17%             +46.68%          +27.07%
-----------------------------------------------------------------------------------------------------------
    Based on change in market price 4                      +130.61%             +59.26%          +27.50%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.


6 | Annual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. RUSSIAN AND EAST EUROPEAN SECURITIES INVOLVE SIGNIFICANT ADDITIONAL RISKS, INCLUDING POLITICAL AND SOCIAL UNCERTAINTY (FOR EXAMPLE, REGIONAL CONFLICTS AND RISK OF WAR), CURRENCY EXCHANGE RATE VOLATILITY, PERVASIVENESS OF CORRUPTION AND CRIME IN THE RUSSIAN AND EAST EUROPEAN ECONOMIC SYSTEMS, DELAYS IN SETTLING PORTFOLIO TRANSACTIONS AND RISK OF LOSS ARISING OUT OF THE SYSTEM OF SHARE REGISTRATION AND CUSTODY USED IN RUSSIA AND EAST EUROPEAN COUNTRIES. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY INVESTING IN RUSSIA AND EAST EUROPEAN COUNTRIES, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

1. From 10/1/95 through 6/30/96, the Fund's investment manager agreed to reduce its fee by one-half. If the investment manager had not taken this action, the Fund's 10-year total return would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on the Dividend Reinvestment and Cash Purchase Plan.


                                                               Annual Report | 7

IMPORTANT NOTICE TO SHAREHOLDERS

SHARE REPURCHASE PROGRAM

The Fund's Board of Directors previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.

8 | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

FINANCIAL HIGHLIGHTS

                                                             ------------------------------------------------------------
                                                                                  YEAR ENDED MARCH 31,
                                                                 2006         2005         2004         2003         2002
                                                             ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........               $  40.59     $  39.89     $  22.11     $  21.60     $  13.40
                                                             ------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ..............                  (0.26)       (0.01)        0.15        (0.07)        0.05

 Net realized and unrealized gains (losses) ..                  29.51         4.28        21.86         0.68         8.23
                                                             ------------------------------------------------------------
Total from investment operations .............                  29.25         4.27        22.01         0.61         8.28
                                                             ------------------------------------------------------------
Capital share repurchases ....................                     --           --           --           --         0.01
                                                             ------------------------------------------------------------
Less distributions from:

 Net investment income .......................                     --           --        (0.22)          --        (0.09)

 Net realized gains ..........................                  (8.92)       (3.57)       (4.01)       (0.10)          --
                                                             ------------------------------------------------------------
Total distributions ..........................                  (8.92)       (3.57)       (4.23)       (0.10)       (0.09)
                                                             ------------------------------------------------------------
Net asset value, end of year .................               $  60.92     $  40.59     $  39.89     $  22.11     $  21.60
                                                             ------------------------------------------------------------
Market value, end of year b ..................               $  76.06     $  39.30     $  45.65     $  20.54     $  27.10
                                                             ============================================================

Total return (based on market value per share)                 130.61%       (5.15)%     150.26%      (23.87)%     145.77%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............               $330,324     $218,577     $214,166     $118,724     $115,943

Ratios to average net assets:

 Expenses ....................................                   1.84% c      1.80% c      1.84%        2.02%        2.07%

 Net investment income (loss) ................                  (0.55)%      (0.02)%       0.47%       (0.33)%       0.30%

Portfolio turnover rate ......................                  15.73%        7.65%       18.76%        7.85%       70.05%

a Based on average daily shares outstanding.

b Based on the last sale on the New York Stock Exchange.

c Benefit of expense reduction is less than 0.01%.


                          Annual Report | See notes to financial statements. | 9

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

STATEMENT OF INVESTMENTS, MARCH 31, 2006

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   COUNTRY             SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 99.3%
  AUTOMOBILES 3.8%
  AvtoVAZ ................................................................         Russia              197,950        $  12,371,875
                                                                                                                      -------------
  CHEMICALS 3.5%
  BorsodChem Rt ..........................................................         Hungary             557,200            6,264,409
  Uralkaliy ..............................................................         Russia            3,233,000            5,285,955
                                                                                                                      -------------
                                                                                                                         11,550,364
                                                                                                                      -------------
  COMMERCIAL BANKS 11.0%
a Promstroibank St. Petersburg ...........................................         Russia            2,878,200            3,770,442
  Sberbank RF ............................................................         Russia               22,111           32,503,170
                                                                                                                      -------------
                                                                                                                         36,273,612
                                                                                                                      -------------
  DIVERSIFIED TELECOMMUNICATION SERVICES 17.4%
  Sibirtelecom ...........................................................         Russia          146,940,180           12,820,531
  Southern Telecommunications Co. ........................................         Russia           63,812,635           10,050,490
  Telekomunikacja Polska SA ..............................................         Poland            1,646,000           11,238,098
  Uralsvyazinform ........................................................         Russia           99,690,000            4,186,980
  VolgaTelecom ...........................................................         Russia            3,685,789           15,701,461
  VolgaTelecom, ADR ......................................................         Russia              407,000            3,451,845
                                                                                                                      -------------
                                                                                                                         57,449,405
                                                                                                                      -------------
  ELECTRIC UTILITIES 10.4%
a Pyataya Generiruyushchaya Kompaniya Optovogo ...........................         Russia          100,282,000            8,268,151
  Unified Energy Systems .................................................         Russia           38,090,429           25,977,672
                                                                                                                      -------------
                                                                                                                         34,245,823
                                                                                                                      -------------
  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.5%
a JSC Mashinostroitelniy Zavod ...........................................         Russia                4,240            1,785,040
                                                                                                                      -------------
  MACHINERY 0.5%
a Saturn Research & Production Association ...............................         Russia           14,385,900            1,686,747
                                                                                                                      -------------
  METALS & MINING 16.7%
a Chelyabinsk Pipe Works .................................................         Russia            3,180,000            6,630,300
  Cherepovets Mk Severstal ...............................................         Russia            2,047,500           27,641,250
  Mining and Metallurgical Co. Norilsk Nickel ............................         Russia              158,300           14,927,690
a ZAO Polyus Gold Co. ....................................................         Russia              158,300            6,067,639
                                                                                                                      -------------
                                                                                                                         55,266,879
                                                                                                                      -------------
  OIL, GAS & CONSUMABLE FUELS 22.2%
  Gazprom ................................................................         Russia            1,048,000            8,708,880
  JSC Salavatnefteorgsintez ..............................................         Russia              129,000            9,562,125
  LUKOIL, ADR ............................................................         Russia              466,500           38,836,125
  Surgutneftegaz .........................................................         Russia            6,417,000            9,657,585
  Tatneft ................................................................         Russia            1,207,300            6,519,420
                                                                                                                      -------------
                                                                                                                         73,284,135
                                                                                                                      -------------


10 | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  COUNTRY              SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  PERSONAL PRODUCTS 1.4%
  Oriflame Cosmetics SA, SDR ............................................          Sweden              141,250        $   4,706,097
                                                                                                                      -------------
  PHARMACEUTICALS 9.4%
a Egis RT ...............................................................          Hungary             135,317           20,491,286
b Pliva d.d., GDR, Reg S ................................................          Croatia             554,800           10,696,544
                                                                                                                      -------------
                                                                                                                         31,187,830
                                                                                                                      -------------
  WIRELESS TELECOMMUNICATION SERVICES 2.5%
  Mobile Telesystems, ADR ...............................................          Russia              253,800            8,400,780
                                                                                                                      -------------
  TOTAL COMMON STOCKS (COST $103,747,977) ...............................                                               328,208,587
                                                                                                                      -------------
  SHORT TERM INVESTMENTS (COST $5,092,193) 1.6%
  MONEY MARKET FUND 1.6%
c Franklin Institutional Fiduciary Trust Money Market
  Portfolio, 4.36% ......................................................       United States        5,092,193            5,092,193
                                                                                                                      -------------
  TOTAL INVESTMENTS (COST $108,840,170) 100.9% ..........................                                               333,300,780
  OTHER ASSETS, LESS LIABILITIES (0.9)% .................................                                                (2,976,807)
                                                                                                                      -------------
  NET ASSETS 100.0% .....................................................                                             $ 330,323,973
                                                                                                                      =============

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt

GDR - Global Depository Receipt

SDR - Swedish Depository Receipt

a Non-income producing.

b Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At March 31, 2006, the value of this security was $10,696,544, representing 3.24% of net assets.

c See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                         Annual Report | See notes to financial statements. | 11

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..................................   $ 103,747,977
  Cost - Sweep Money Fund (Note 7) .............................       5,092,193
                                                                   -------------
  Total cost of investments ....................................   $ 108,840,170
                                                                   =============
  Value - Unaffiliated issuers .................................   $ 328,208,587
  Value - Sweep Money Fund (Note 7) ............................       5,092,193
                                                                   -------------
  Total value of investments ...................................     333,300,780
 Receivables:
  Investment securities sold ...................................       6,327,234
  Dividends ....................................................         441,958
                                                                   -------------
        Total assets ...........................................     340,069,972
                                                                   -------------
Liabilities:
 Payables:
  Investment securities purchased ..............................       8,760,617
  Affiliates ...................................................         709,547
 Accrued expenses and other liabilities ........................         275,835
                                                                   -------------
        Total liabilities ......................................       9,745,999
                                                                   -------------
Net assets, at value ...........................................   $ 330,323,973
                                                                   =============
Net assets consist of:
 Paid-in capital ...............................................   $  77,412,529
 Net unrealized appreciation (depreciation) ....................     224,460,610
 Accumulated net realized gain (loss) ..........................      28,450,834
                                                                   -------------
Net assets, at value ...........................................   $ 330,323,973
                                                                   =============
Shares outstanding .............................................       5,421,944
                                                                   =============
Net asset value per share ......................................   $       60.92
                                                                   =============


12 | See notes to financial statements. | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

STATEMENT OF OPERATIONS
for the year ended March 31, 2006

Investment income:
 Dividends (net of foreign taxes of $394,696)
  Unaffiliated Issuers ...........................................................             $   2,880,925
  Sweep Money Fund (Note 7) ......................................................                   369,539
 Interest ........................................................................                     5,990
                                                                                               -------------
        Total investment income ..................................................                 3,256,454
                                                                                               -------------
Expenses:
 Management fees (Note 3a) .......................................................                 3,109,471
 Administrative fees (Note 3b) ...................................................                   630,027
 Transfer agent fees .............................................................                    31,904
 Custodian fees (Note 4) .........................................................                   694,714
 Reports to shareholders .........................................................                    42,504
 Registration and filing fees ....................................................                    23,750
 Professional fees ...............................................................                    86,068
 Directors' fees and expenses ....................................................                    23,278
 Other ...........................................................................                    10,744
                                                                                               -------------
        Total expenses ...........................................................                 4,652,460
        Expense reductions (Note 4) ..............................................                    (6,478)
                                                                                               -------------
          Net expenses ...........................................................                 4,645,982
                                                                                               -------------
           Net investment income (loss) ..........................................                (1,389,528)
                                                                                               -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ....................................................................                61,532,367
  Foreign currency transactions ..................................................                   (71,049)
                                                                                               -------------
        Net realized gain (loss) .................................................                61,461,318
                                                                                               -------------
Net change in unrealized appreciation (depreciation) on:
  Investments ....................................................................                98,013,588
  Translation of assets and liabilities denominated in foreign currencies ........                      (395)
                                                                                               -------------
         Net change in unrealized appreciation (depreciation) ....................                98,013,193
                                                                                               -------------
Net realized and unrealized gain (loss) ..........................................               159,474,511
                                                                                               -------------
Net increase (decrease) in net assets resulting from operations ..................             $ 158,084,983
                                                                                               =============


                         Annual Report | See notes to financial statements. | 13

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 ----------------------------------
                                                                                                         YEAR ENDED MARCH 31,
                                                                                                       2006                2005
                                                                                                 ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...........................................................       $  (1,389,528)       $     (44,084)
  Net realized gain (loss) from investments and foreign currency transactions ............          61,461,318           30,643,382
  Net change in unrealized appreciation (depreciation) on investments and
   translation of assets and liabilities denominated in foreign currencies ...............          98,013,193           (7,583,184)
        Net increase (decrease) in net assets resulting from operations ..................         158,084,983           23,016,114
                                                                                                 ----------------------------------

 Distributions to shareholders from net realized gains ...................................         (48,114,433)         (19,187,573)
                                                                                                 ----------------------------------

 Capital share transactions: (Note 2) ....................................................           1,776,766              582,185
                                                                                                 ----------------------------------
        Net increase (decrease) in net assets ............................................         111,747,316            4,410,726
Net assets:
 Beginning of year .......................................................................         218,576,657          214,165,931
                                                                                                 ----------------------------------
 End of year .............................................................................       $ 330,323,973        $ 218,576,657
                                                                                                 ==================================


14 | See notes to financial statements. | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia and East European Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


                                                              Annual Report | 15

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


16 | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

The Fund's Board of Directors previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. The authorization remains in effect. Through March 31, 2006, the Fund had repurchased a total of 50,000 shares. During the year ended March 31, 2006, there were no shares repurchased.


                                                              Annual Report | 17

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

2. CAPITAL STOCK (CONTINUED)

At March 31, 2006, there were 100 million shares authorized ($0.01 par value). During the years ended March 31, 2006 and March 31, 2005, 36,299 shares and 16,290 shares were issued for $1,776,766 and $582,185 from reinvested distributions, respectively.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                               AFFILIATION
--------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)                   Investment manager
Franklin Templeton Services, LLC (FT Services)           Administrative manager

A. MANAGEMENT FEES

The Fund pays a monthly investment management fee to TAML based on the average weekly net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE            NET ASSETS
--------------------------------------------------------------------------------
       1.250%                  Up to and including $1 billion
       1.200%                  Over $1 billion, up to and including $5 billion
       1.150%                  Over $5 billion, up to and including $10 billion
       1.100%                  Over $10 billion, up to and including $15 billion
       1.050%                  Over $15 billion, up to and including $20 billion
       1.000%                  In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.25% per year of the Fund's average weekly net assets, of which 0.20% is paid to Princeton Administrators, L.P.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.


18 | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2006, the Fund deferred realized currency losses of $879.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and net operating loss.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

The tax character of distributions paid during the years ended March 31, 2006 and 2005, was as follows:

                                                              --------------------------
                                                                  2006           2005
                                                              --------------------------
Distributions paid from:
     Ordinary income .......................................  $   363,286    $ 1,719,947
     Long term capital gain ................................   47,751,147     17,467,626
                                                              --------------------------
                                                              $48,114,433    $19,187,573
                                                              ==========================

At March 31, 2006, the cost of investments, net unrealized appreciation (depreciation) and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ...................................................         $ 108,840,170
                                                                                =============
Unrealized appreciation ...............................................         $ 224,851,281
Unrealized depreciation ...............................................              (390,671)
                                                                                -------------
Net unrealized appreciation (depreciation) ............................         $ 224,460,610
                                                                                =============
Distributable earnings - undistributed long term capital gains ........         $  28,451,713
                                                                                =============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2006, aggregated $38,040,242 and $74,541,349, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                                                              Annual Report | 19

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

8. CONCENTRATION OF RISK

Investing in equity securities of Russian and East European companies includes certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from such countries' underdeveloped systems of securities registration and transfer.

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March 2005. The Fund did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


20 | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

9. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                              Annual Report | 21

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Russia and East European Fund, Inc. (the "Fund") at March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
May 9, 2006


22 | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $60,712,288 as a long term capital gain dividend for the fiscal year ended March 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $3,049,017 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2006, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on June 5, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund shareholders of record.

Record Date: 6/05/2006

-----------------------------------------------------------------------------------------------------------------
                                                       FOREIGN TAX          FOREIGN                FOREIGN
                                                           PAID          SOURCE INCOME       QUALIFIED DIVIDENDS
COUNTRY                                                 PER SHARE          PER SHARE              PER SHARE
-----------------------------------------------------------------------------------------------------------------
Croatia .....................................            $0.0020            $0.0020                 $0.0000
Hungary .....................................             0.0019             0.0019                  0.0019
Poland ......................................             0.0045             0.0045                  0.0045
Russia ......................................             0.0644             0.0644                  0.0644
                                                         --------------------------------------------------
TOTAL .......................................            $0.0728            $0.0728                 $0.0708
                                                         ==================================================

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate) or as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1


                                                              Annual Report | 23

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2007, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2006. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2006 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


24 | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS, AUGUST 26, 2005

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 East Broward Boulevard, Fort Lauderdale, Florida, on August 26, 2005 for the purpose of electing three Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund:
Harris J. Ashton, S. Joseph Fortunato and Constantine D. Tseretopoulos.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

Proposal: The election of three (3) Directors:

---------------------------------------------------------------------------------------------------------------------
                                                                        % OF                                   % OF
                                                                       SHARES                                 SHARES
                                                           % OF        PRESENT                     % OF       PRESENT
                                                       OUTSTANDING       AND                   OUTSTANDING      AND
TERM EXPIRING 2008                            FOR         SHARES       VOTING       WITHHELD      SHARES      VOTING
---------------------------------------------------------------------------------------------------------------------
Harris J. Ashton .......................   3,988,681      73.86%       99.42%        23,117        0.43%       0.58%
S. Joseph Fortunato ....................   3,964,403      73.41%       98.82%        47,395        0.88%       1.18%
Constantine D. Tseretopoulos ...........   3,992,014      73.92%       99.51%        19,784        0.37%       0.49%

* Harmon E. Burns, Frank J. Crothers, Edith E. Holiday, Charles B. Johnson, Gordon S. Macklin and Frank A. Olson are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


                                                              Annual Report | 25

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Bank, N.A. (the "Plan Administrator"), at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice within ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fees for a sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant's shares and send the proceeds, less a service charge of $15.00 and less trading fees of $0.12 per share, to the participant.


26 | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

TRANSFER AGENT
Mellon Investor Services LLC
480 Washington Boulevard
Jersey City, NJ 07310
1-800-416-5585
www.melloninvestor.com

SHAREHOLDER INFORMATION

Shares of Templeton Russia and East European Fund, Inc. are traded on the New York Stock Exchange under the symbol "TRF." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICEDIRECT(R). For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Russia and East European Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


                                                              Annual Report | 27

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS


------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Director      Since 1994         140                          Director, Bar-S Foods (meat packing
500 East Broward Blvd.                                                                         company).
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)         Director      Since 1998         20                           None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd; Director, Provo Power Company
Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
(1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)       Director      Since 1994         141                          None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Director      Since 1996         136                          Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                         (exploration and refining of oil and
Suite 2100                                                                                     gas), H.J. Heinz Company (processed
Fort Lauderdale, FL 33394-3091                                                                 foods and allied products), RTI
                                                                                               International Metals, Inc.
                                                                                               (manufacture and distribution of
                                                                                               titanium), Canadian National Railway
                                                                                               (railroad) and White Mountains
                                                                                               Insurance Group, Ltd. (holding
                                                                                               company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


28 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)         Director      Since 1994         140                         Director, Martek Biosciences
500 East Broward Blvd.                                                                        Corporation, MedImmune, Inc.
Suite 2100                                                                                    (biotechnology) and Overstock.com
Fort Lauderdale, FL 33394-3091                                                                (Internet services); and FORMERLY,
                                                                                              Director, MCI Communication
                                                                                              Corporation (subsequently known as MCI
                                                                                              WorldCom, Inc. and WorldCom, Inc.)
                                                                                              (communications services) (1988-2002),
                                                                                              White Mountains Insurance Group, Ltd.
                                                                                              (holding company) (1987-2004) and
                                                                                              Spacehab, Inc. (aerospace services)
                                                                                              (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)          Director      Since October      17                          Director, Emeritus Corporation
500 East Broward Blvd.                         2005                                           (assisted living).
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001); Managing Director, SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co.
Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Director      Since 2003         103                         Director, White Mountains Insurance
500 East Broward Blvd.                                                                        Group, Ltd. (holding company),
Suite 2100                                                                                    Amerada Hess Corporation (exploration
Fort Lauderdale, FL 33394-3091                                                                and refining of oil and gas) and
                                                                                              Sentient Jet (private jet service);
                                                                                              and FORMERLY, Director, Becton
                                                                                              Dickinson and Company (medical
                                                                                              technology), Cooper Industries Inc.,
                                                                                              (electrical products and tools and
                                                                                              hardware), Health Net Inc., (formerly,
                                                                                              Foundation Health)(integrated managed
                                                                                              care), The Hertz Corporation, Pacific
                                                                                              Southwest Airlines, The RCA
                                                                                              Corporation, Unicom (formerly,
                                                                                              Commonwealth Edison) and UAL
                                                                                              Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 29

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)         Director        Since October      16                          None
500 East Broward Blvd.                           2005
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS     Director        Since 1997         20                          None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)            Director        Since March 2006   25                          Director, El Oro and Exploration
500 East Broward Blvd.                                                                          Co., p.l.c. (investments) and ARC
Suite 2100                                                                                      Wireless Solutions, Inc. (wireless
Fort Lauderdale, FL 33394-3091                                                                  components and network products).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (1945)         Director and    Director since     20                          None
One Franklin Parkway             Vice President  1994 and Vice
San Mateo, CA 94403-1906                         President since
                                                 1996
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------


30 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Director,       Director and Vice    140                         None
One Franklin Parkway             Chairman of     President since
San Mateo, CA 94403-1906         the Board and   1994 and
                                 Vice President  Chairman of the
                                                 Board since 1995
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Chief Compliance     Not Applicable              Not Applicable
One Franklin Parkway             Compliance      Officer since 2004
San Mateo, CA 94403-1906         Officer and     and Vice President
                                 Vice President  - AML Compliance
                                 - AML           since February
                                 Compliance      2006
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)        Vice President  Since 2001           Not Applicable              Not Applicable
PO Box N-7759
Lyford Cay, Nassau, Bahamas
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002           Not Applicable              Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President  Since 2000           Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President  Since 2000           Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)    Vice President  Since 1996           Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)               Vice President  Since 1994           Not Applicable              Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (1936)               President and   President since      Not Applicable              Not Applicable
17th Floor, The Chater House     Chief Executive 1994 and Chief
8 Connaught Road                 Officer -       Executive Officer -
Central Hong Kong                Investment      Investment
                                 Management      Management
                                                 since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; Executive Vice
President and Director, Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY,
President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director,
Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary       Since 2004           Not Applicable              Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International
of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


32 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer       Since 2004           Not Applicable              Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since October        Not Applicable              Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (1951)              Chief Financial Since 2004           Not Applicable              Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1999-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser. Harmon E. Burns is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources. Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRANK A. OLSON AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. OLSON AND NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD., AND A FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005 CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. OLSON AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. OLSON AND NIEMIEC ARE INDEPENDENT DIRECTORS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.


                                                              Annual Report | 33

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Directors ("Board"), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for Templeton Russia and East European Fund, Inc. ("Fund"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included reports on the Fund, the share price premium or discount to net asset value, the results of investment performance and related financial information for the Fund, as well as periodic reports on legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed below, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to


34 | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best-execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report prepared for the Fund showed its investment performance within a Lipper performance universe consisting of the Fund and two other funds constituting all non-leveraged closed-end Eastern European funds as selected by Lipper. Such report considers total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. Performance was shown during 2005 as well as for previous years ended December 31, 2005. The Lipper report showed that the Fund's total return during 2005 and on an annualized basis during each of the previous three-, five- and ten-year periods was the highest within such universe. The Board was satisfied with such performance, noting that the Fund's total return during 2005 exceeded 59% as shown in such Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a Lipper report analysis of the management fees and total expense ratios of the Fund compared with an expense group consisting of the Fund and nine other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's management agreement was similar to those provided by fund managers to other fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expense ratio of the Fund in comparison with those of such expense group. The Lipper effective management fee analysis considers administrative fees to be part of management fees and the results of such expense comparisons showed the Fund's effective management fee to be the second-highest in its expense group, and the Fund's actual expense ratio to be the sixth-highest in such expense group. The Board found such expenses to be acceptable in view of the Fund's performance, noting that the Fund's actual expense ratio as shown in the Lipper report was less than a tenth of a percent above the expense group median.


                                                              Annual Report | 35

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as the Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a Manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.


36 | Annual Report

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended September 30, 2005. Additionally, the Fund expects to file, on or about May 31, 2006, such certifications with its Form N-CSR for the year ended March 31, 2006.


                                                              Annual Report | 37
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LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds
Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                              Not part of the annual report

    [LOGO](R)                   100 Fountain Parkway
FRANKLIN TEMPLETON              P.O. Box 33030
   INVESTMENTS                  St. Petersburg, FL 33733-8030

ANNUAL REPORT

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

INVESTMENT MANAGER

Templeton Asset Management Ltd.

TRANSFER AGENT

Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800/416-5585
Hearing Impaired phone number: 1-800/231-5469
Foreign Shareholders phone number: 201/680-6578 www.melloninvestor.com/isd

FUND INFORMATION

1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTRF A2006 05/06








ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $85,488 for the fiscal year ended March 31, 2006 and $71,500 for the fiscal year ended March 31, 2005.

(b)  Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,955 for the fiscal year ended March 31, 2006 and $7,027 for the fiscal year ended March 31, 2005. The services for which these fees were paid included tax compliance and advise.

(d)  All Other Fees
There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $652 for the fiscal year ended March 31, 2006 and $295 for the fiscal year ended March 31, 2005. The services for which these fees were paid included seminars.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

           (i) pre-approval of all audit and audit related services;

          (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

          (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $5,607 for the fiscal year ended March 31, 2006 and $7,322 for the fiscal year ended March 31, 2005.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are:  Frank J. Crothers, David W. Niemiec, Frank
A. Olson and Constantine D. Tseretopoulos.


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Ltd in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of directors; defer to the voting recommendation of the Fund's board of directors, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2004, and ending June 30, 2005.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT.

(a)(1) As of June 1, 2006, the portfolio managers of the Fund are as follows:

MARK MOBIUS, PH.D., MANAGING DIRECTOR OF TEMPLETON ASSET MANAGEMENT, LTD.

Dr. Mobius has been a manager of the Fund since inception. He has overall authority for supervising the team allocating the investments of the Fund. He has final responsibility over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Dr. Mobius joined Franklin Templeton Investments in 1987.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2006.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:


---------------------------------------------------------------------------------------------------------
                                  ASSETS                       ASSETS OF
                 NUMBER          OF OTHER                     OTHER POOLED            ASSETS OF
                OF OTHER        REGISTERED     NUMBER OF      INVESTMENTS                OTHER
               REGISTERED      INVESTMENT     OTHER POOLED   VEHICLES     NUMBER OF   ACCOUNTS
               INVESTMENT      COMPANIES      INVESTMENT      MANAGED      OTHERS     MANAGED
               COMPANIES        MANAGED        VEHICLES        (X $1       ACCOUNTS    (X $1
NAME           MANAGED/1    (x $1 MILLION)/1   MANAGED/1      MILLION)/1   MANAGED/1   MILLION)/1
---------------------------------------------------------------------------------------------------------
Mark Mobius       7            11,728.0          22            14,680.8       4        1,313.3
---------------------------------------------------------------------------------------------------------

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance-based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio manager's focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics, which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of a Franklin Templeton fund which vest over a three-year period (17.5% to 25%) and other mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

         o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

         o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.

         o RESEARCH. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

         o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of one or more mutual funds, and options to purchase common shares of a Franklin Templeton fund. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of March 31, 2006 (such amounts may change from time to time):

         --------------------------------------------------------
                                   Dollar Range of Fund Shares
          Portfolio Manager        Beneficially Owned
         --------------------------------------------------------
         Mark Mobius               None
         --------------------------------------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 10.  SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

By /s/JIMMY D. GAMBILL
  -------------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date  May 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By /s/JIMMY D. GAMBILL
   ----------------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date  May 22, 2006




By /s/GALEN G. VETTER
  ----------------------------
Galen G. Vetter
Chief Financial Officer
Date  May 22, 2006